Exhibit 10.82

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF GEORGIA

ATLANTA DIVISION

In re:	:	Case No. 09-90332-MHM
:
BUCKHEAD OVERLOOK, LLC,	:	Chapter 7
:
Debtor.	:
:

DEBTOR’S STATEMENT OF FINANCIAL AFFAIRS AND SCHEDULES

Buckhead Overlook, LLC, “Debtor” herein, hereby files its mends its STATEMENT OF FINANCIAL AFFAIRS AND SCHEDULES.

Prepared and submitted by: PAUL REECE MARR, P.C. Debtor’s counsel

By:	/s/ Paul Reece Marr
Paul Reece Marr
GA Bar #471230

Suite 960

300 Galleria Parkway, N.W.

Atlanta, GA 30339

770/984-2255

B7 (Official Form 7) (12/07)

United States Bankruptcy Court

Northern District of Georgia, Atlanta Division

In re	Buckhead Overlook, LLC	Case No.	09-90332-MHM
	Debtor(s)	Chapter	7

STATEMENT OF FINANCIAL AFFAIRS

This statement is to be completed by every debtor. Spouses filing a joint petition may file a single statement on which the information for both spouses is combined. If the case is filed under chapter 12 or chapter 13, a married debtor must furnish information for both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed. An individual debtor engaged in business as a sole proprietor, partner, family farmer, or self-employed professional, should provide the information requested on this statement concerning all such activities as well as the individual’s personal affairs. To indicate payments, transfers and the like to minor children, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. § 112; Fed. R. Bankr. P. 1007(m).

Questions 1 - 18 are to be completed by all debtors. Debtors that are or have been in business, as defined below, also must complete Questions 19 - 25. If the answer to an applicable question is “None,” mark the box labeled “None.” If additional space is needed for the answer to any question, use and attach a separate sheet properly identified with the case name, case number (if known), and the number of the question.

DEFINITIONS

“In business” A debtor is “in business” for the purpose of this form if the debtor is a corporation or partnership. An individual debtor is “in business” for the purpose of this form if the debtor is or has been, within six years immediately preceding the filing of this bankruptcy case, any of the following: an officer, director, managing executive, or owner of 5 percent or more of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership; a sole proprietor or self-employed full-time or part-time. An individual debtor also may be “in business for the purpose of this form if the debtor engages in a trade, business, or other activity, other than as an employee, to supplement income from the debtor’s primary employment.

“Insider” The term “insider” includes but is not limited to: relatives of the debtor; general partners of the debtor and their relatives; corporations of which the debtor is an officer, director, or person in control; officers, directors, and any owner of 5 percent or more of the voting or equity securities of a corporate debtor and their relatives; affiliates of the debtor and insiders of such affiliates; any managing agent of the debtor. 11 U.S.C. § 101.

1. Income from employment or operation of business

None ■	State the gross amount of income the debtor has received from employment, trade, or profession, or from operation of the debtor’s business including part-time activities either as an employee or in independent trade or business, from the beginning of this calendar war to the date this case was commenced. State also the gross amounts received during the two years immediately preceding this calendar year (A debtor that maintains, or has maintained, financial records on the basis of a fiscal rather than a calendar year may report fiscal year income. Identify the beginning and ending dates of the debtor’s fiscal year.) If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income of both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

AMOUNT SOURCE

2. Income other than from employment or operation of business

None ■	State the amount of income received by the debtor other than from employment, trade, profession, or operation of the debtor’s business during the two years immediately preceding the commencement of this case. Give particulars. If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income for each spouse whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

AMOUNT SOURCE

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3. Payments to creditors

None ■	Complete a. or b., as appropriate, and c.
a. Individual or joint debtor(s) with primarily consumer debts. List all payments on loans, installment purchases of goods or services, and other debts to any creditor made within 90 days immediately preceding the commencement of this case unless the aggregate value of all property that constitutes or is affected by such transfer is less than $600. Indicate with an (*) any payments that were made to a creditor on account of a domestic support obligation or as part of an alternative repayment schedule under a plan by an approved nonprofit budgeting and creditor counseling agency. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR	DATES OF PAYMENTS	AMOUNT PAID	AMOUNT STILL OWING

None ■	b. Debtor whose debts are not primarily consumer debts: List each payment or other transfer to any creditor made within 90 days immediately preceding the commencement of the case unless the aggregate value of all property that constitutes or is affected by such transfer is less than $5,475. If the debtor is an individual, indicate with an asterisk (*) any payments that were made to a creditor on account of a domestic support obligation or as part of an alternative repayment schedule under a plan by an approved nonprofit budgeting and creditor counseling agency. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR	DATES OF PAYMENTS/ TRANSFERS	AMOUNT PAID OR VALUE OF TRANSFERS	AMOUNT STILL OWING

None ■	c. All debtors: List all payments made within one year immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR AND RELATIONSHIP TO DEBTOR	DATE OF PAYMENT	AMOUNT PAID	AMOUNT STILL OWING

4. Suits and administrative proceedings, executions, garnishments and attachments

None ■	a. List all suits and administrative proceedings to which the debtor is or was a party within one year immediately preceding the filing of this bankruptcy case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

CAPTION OF SUIT AND CASE NUMBER	NATURE OF PROCEEDING	COURT OR AGENCY AND LOCATION	STATUS OR DISPOSITION

None ■	b. Describe all property that has been attached, garnished or seized under any legal or equitable process within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF PERSON FOR WHOSE BENEFIT PROPERTY WAS SEIZED	DATE OF SEIZURE	DESCRIPTION AND VALUE OF PROPERTY

5. Repossessions, foreclosures and returns

None ■	List all property that has been repossessed by a creditor, sold at a foreclosure sale, transferred through a deed in lieu of foreclosure or returned to the seller, within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR OR SELLER	DATE OF REPOSSESSION, FORECLOSURE SALE, TRANSFER OR RETURN	DESCRIPTION AND VALUE OF PROPERTY

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6. Assignments and receiverships

None ■	a. Describe any assignment of property for the benefit of creditors made within 120 days immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include any assignment by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF ASSIGNEE	DATE OF ASSIGNMENT	TERMS OF ASSIGNMENT OR SETTLEMENT

None ■	b. List all property which has been in the hands of a custodian, receiver, or court-appointed official within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not

NAME AND ADDRESS OF CUSTODIAN	NAME AND LOCATION OF COURT CASE TITLE & NUMBER	DATE OF ORDER	DESCRIPTION AND VALUE OF PROPERTY

7. Gifts

None ■	List all gifts or charitable contributions made within one year immediately preceding the commencement of this case except ordinary and usual gifts to family members aggregating less than $200 in value per individual family member and charitable contributions aggregating less than $100 per recipient. (Married debtors filing under chapter 12 or chapter 13 must include gifts or contributions by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF PERSON OR ORGANIZATION	RELATIONSHIP TO DEBTOR, IF ANY	DATE OF GIFT	DESCRIPTION AND VALUE OF GIFT

8. Losses

None ■	List all losses from fire, theft, other casualty or gambling within one year immediately preceding the commencement of this case or since the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include losses by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

DESCRIPTION AND VALUE OF PROPERTY	DESCRIPTION OF CIRCUMSTANCES AND, IF LOSS WAS COVERED IN WHOLE OR IN PART BY INSURANCE, GIVE PARTICULARS	DATE OF LOSS

9. Payments related to debt counseling or bankruptcy

None ☐	List all payments made or property transferred by or on behalf of the debtor to any persons, including attorneys, for consultation concerning debt consolidation, relief under the bankruptcy law or preparation of the petition in bankruptcy within one year immediately preceding the commencement of this case.

NAME AND ADDRESS OF PAYEE	DATE OF PAYMENT, NAME OF PAYOR IF OTHER THAN DEBTOR	AMOUNT OF MONEY OR DESCRIPTION AND VALUE OF PROPERTY
Paul Reece Marr, P.C. Suite 960 300 Galleria Parkway Atlanta, GA 30339	11/09/2009 Comstock Homes of Atlanta, LLC	$3,000.00 attorney fee + $299.00 filing fee

10. Other transfers

None ■	a. List all other property, other than property transferred in the ordinary course of the business or financial affairs of the debtor, transferred either absolutely or as security within two years immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include transfers by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF TRANSFEREE, RELATIONSHIP TO DEBTOR	DATE	DESCRIBE PROPERTY TRANSFERRED AND VALUE RECEIVED

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None ■	b. List all property transferred by the debtor within ten years immediately preceding the commencement of this case to a self-settled trust or similar device of which the debtor is a beneficiary.

NAME OF TRUST OR OTHER DEVICE	DATE(S) OF TRANSFER(S)	AMOUNT OF MONEY OR DESCRIPTION AND VALUE OF PROPERTY OR DEBTOR’S INTEREST IN PROPERTY

11. Closed financial accounts

None ■	List all financial accounts and instruments held in the name of the debtor or for the benefit of the debtor which were closed, sold, or otherwise transferred within one year immediately preceding the commencement of this case. Include checking, savings, or other financial accounts, certificates of deposit, or other instruments; shares and share accounts held in banks, credit unions, pension funds, cooperatives, associations, brokerage houses and other financial institutions. (Married debtors filing under chapter 12 or chapter 13 must include information concerning accounts or instruments held by or for either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF INSTITUTION	TYPE OF ACCOUNT, LAST FOUR DIGITS OF ACCOUNT NUMBER, AND AMOUNT OF FINAL BALANCE	AMOUNT AND DATE OF SALE OR CLOSING

12. Safe deposit boxes

None ■	List each safe deposit or other box or depository in which the debtor has or had securities, cash, or other valuables within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include boxes or depositories of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF BANK OR OTHER DEPOSITORY	NAMES AND ADDRESSES OF THOSE WITH ACCESS TO BOX OR DEPOSITORY	DESCRIPTION OF CONTENTS	DATE OF TRANSFER OR SURRENDER, IF ANY

13. Setoffs

None ■	List all setoffs made by any creditor, including a bank, against a debt or deposit of the debtor within 90 days preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR	DATE OF SETOFF	AMOUNT OF SETOFF

14. Property held for another person

None ■	List all property owned by another person that the debtor holds or controls.

NAME AND ADDRESS OF OWNER	DESCRIPTION AND VALUE OF PROPERTY	LOCATION OF PROPERTY

15. Prior address of debtor

None ☐	If the debtor has moved within three years immediately preceding the commencement of this case, list all premises which the debtor occupied during that period and vacated prior to the commencement of this case. If a joint petition is filed, report also any separate address of either spouse.

ADDRESS	NAME USED	DATES OF OCCUPANCY
5400 Laurel Springs Pkwy, Suite 201, Suwanee, GA 30024	Buckhead Overlook, LLC	01/01/2006 - 09/30/2008

405 Wakefiled Bluff Court, Alpharetta, GA 30004	Buckhead Overlook, LLC	10/01/2008 - 04/15/2009

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16. Spouses and Former Spouses

None ■	If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within eight years immediately preceding the commencement of the case, identify the name of the debtor’s spouse and of any former spouse who resides or resided with the debtor in the community property state.

NAME

17. Environmental Information.

For the purpose of this question, the following definitions apply:

“Environmental Law” means any federal, state, or local statute or regulation regulating pollution, contamination, releases of hazardous or toxic substances, wastes or material into the air, land, soil, surface water, groundwater, or other medium, including, but not limited to, statutes or regulations regulating the cleanup of these substances, wastes, or material.

“Site” means any location, facility, or property as defined under any Environmental Law, whether or not presently or formerly owned or operated by the debtor, including, but not limited to, disposal sites.

“Hazardous Material” means anything defined as a hazardous waste, hazardous substance, toxic substance, hazardous material, pollutant, or contaminant or similar term under an Environmental Law

None ■	a. List the name and address of every site for which the debtor has received notice in writing by a governmental unit that it may be liable or potentially liable under or in violation of an Environmental Law. Indicate the governmental unit, the date of the notice, and, if known, the Environmental Law:

SITE NAME AND ADDRESS	NAME AND ADDRESS OF GOVERNMENTAL UNIT	DATE OF NOTICE	ENVIRONMENTAL LAW

None ■	b. List the name and address of every site for which the debtor provided notice to a governmental unit of a release of Hazardous Material. Indicate the governmental unit to which the notice was sent and the date of the notice.

SITE NAME AND ADDRESS	NAME AND ADDRESS OF GOVERNMENTAL UNIT	DATE OF NOTICE	ENVIRONMENTAL LAW

None ■	c. List all judicial or administrative proceedings, including settlements or orders, under any Environmental Law with respect to which the debtor is or was a party. Indicate the name and address of the governmental unit that is or was a party to the proceeding, and the docket number.

NAME AND ADDRESS OF GOVERNMENTAL UNIT	DOCKET NUMBER	STATUS OR DISPOSITION

18. Nature, location and name of business

None ■	a. If the debtor is an individual, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was an officer, director, partner, or managing executive of a corporation, partner in a partnership, sole proprietor, or was self-employed in a trade, profession, or other activity either full- or part-time within six years immediately preceding the commencement of this case, or in which the debtor owned 5 percent or more of the voting or equity securities within six years immediately preceding the commencement of this case.

If the debtor is a partnership, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities, within six years immediately preceding the commencement of this case.

If the debtor is a corporation, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities within six years immediately preceding the commencement of this case.

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NAME	LAST FOUR DIGITS OF SOCIAL-SECURITY OR OTHER INDIVIDUAL TAXPAYER-I.D. NO. (ITIN)/COMPLETE EIN	ADDRESS	NATURE OF BUSINESS	BEGINNING AND ENDING DATES

None ■	b. Identify any business listed in response to subdivision a., above, that is “single asset real estate” as defined in 11 U.S.C. §101.

NAME	ADDRESS

The following questions are to be completed by every debtor that is a corporation or partnership and by any individual debtor who is or has been, within six years immediately preceding the commencement of this case, any of the following: an officer, director, managing executive, or owner of more than 5 percent of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership, a sole proprietor or self-employed in a trade, profession, or other activity, either full- or part-time.

(An individual or joint debtor should complete this portion of the statement only if the debtor is or has been in business, as defined above, within six years immediately preceding the commencement of this case. A debtor who has not been in business within those six years should go directly to the signature page.)

19. Books, records and financial statements

None ☐	a. List all bookkeepers and accountants who within two years immediately preceding the filing of this bankruptcy case kept or supervised the keeping of books of account and records of the debtor.

NAME AND ADDRESS	DATES SERVICES RENDERED
Jeff Dauer 11465 Sunset Hills Rd. 5th Floor Reston, VA 20190

None ☐	b. List all firms or individuals who within the two years immediately preceding the filing of this bankruptcy case have audited the books of account and records, or prepared a financial statement of the debtor.

NAME	ADDRESS	DATES SERVICES RENDERED
PriceWaterhouse Coopers, LLC	Attn: Chris Dietrick 1800 Tysons Blvd. Mc Lean, VA 22102

None ☐	c. List all firms or individuals who at the time of the commencement of this case were in possession of the books of account and records of the debtor. If any of the books of account and records are not available, explain.

NAME	ADDRESS
Jeff Dauer	11465 Sunset Hills Rd. 5th Floor Reston, VA 20190

None ■	d. List all financial institutions, creditors and other parties, including mercantile and trade agencies, to whom a financial statement was issued by the debtor within two years immediately preceding the commencement of this case.

NAME AND ADDRESS	DATE ISSUED

20. Inventories

None ■	a. List the dates of the last two inventories taken of your property, the name of the person who supervised the taking of each inventory, and the dollar amount and basis of each inventory.

DATE OF INVENTORY	INVENTORY SUPERVISOR	DOLLAR AMOUNT OF INVENTORY (Specify cost, market or other basis)

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None ■	b. List the name and address of the person having possession of the records of each of the two inventories reported in a., above.

DATE OF INVENTORY	NAME AND ADDRESSES OF CUSTODIAN OF INVENTORY RECORDS

21. Current Partners, Officers, Directors and Shareholders

None ■	a. If the debtor is a partnership, list the nature and percentage of partnership interest of each member of the partnership.

NAME AND ADDRESS	NATURE OF INTEREST	PERCENTAGE OF INTEREST

None ☐	b. If the debtor is a corporation, list all officers and directors of the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting or equity securities of the corporation.

NAME AND ADDRESS	TITLE	NATURE AND PERCENTAGE OF STOCK OWNERSHIP
Comstock Homebuilding Companies, Inc. 11465 Sunset Hills Road Suite 500 Reston, VA 20190	manager	sole member

22. Former partners, officers, directors and shareholders

None ■	a. If the debtor is a partnership, list each member who withdrew from the partnership within one year immediately preceding the commencement of this case.

NAME	ADDRESS	DATE OF WITHDRAWAL

None ■	b. If the debtor is a corporation, list all officers, or directors whose relationship with the corporation terminated within one year immediately preceding the commencement of this case.

NAME AND ADDRESS	TITLE	DATE OF TERMINATION

23. Withdrawals from a partnership or distributions by a corporation

None ■	If the debtor is a partnership or corporation, list all withdrawals or distributions credited or given to an insider, including compensation in any form, bonuses, loans, stock redemptions, options exercised and any other perquisite during one year immediately preceding the commencement of this case.

NAME & ADDRESS OF RECIPIENT, RELATIONSHIP TO DEBTOR	DATE AND PURPOSE OF WITHDRAWAL	AMOUNT OF MONEY OR DESCRIPTION AND VALUE OF PROPERTY

24. Tax Consolidation Group.

None ■	If the debtor is a corporation, list the name and federal taxpayer identification number of the parent corporation of any consolidated group for tax purposes of which the debtor has been a member at any time within six years immediately preceding the commencement of the case.

NAME OF PARENT CORPORATION	TAXPAYER IDENTIFICATION NUMBER (EIN)

25. Pension Funds.

None ■	If the debtor is not an individual, list the name and federal taxpayer identification number of any pension fund to which the debtor, as an employer, has been responsible for contributing at any time within six years immediately preceding the commencement of the case.

NAME OF PENSION FUND	TAXPAYER IDENTIFICATION NUMBER (EIN)

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DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF CORPORATION OR PARTNERSHIP

I declare under penalty of perjury that I have read the answers contained in the foregoing statement of financial affairs and any attachments thereto and that they are true and correct to the best of my knowledge, information and belief.

Date	November 25, 2009	Signature	/s/ Christopher Clemente
Christopher Clemente C.E.O. of Comstock Homebuilding Companies, Inc., its Manager

[An individual signing on behalf of a partnership or corporation must indicate position or relationship to debtor.]

Penalty for making a false statement: Fine of up to $500,000 or imprisonment for up to 5 years, or both. 18 U.S.C. §§ 152 and 3571

Software Copyright (c) 1996-2009 Best Case Solutions, Inc. - Evanston, IL - (800) 492-8037	Best Case Bankruptcy

B6A (Official Form 6A) (12/07)

In re	Buckhead Overlook, LLC,	Case No.	09-90332-MHM
Debtor

SCHEDULE A - REAL PROPERTY

Except as directed below, list all real property in which the debtor has any legal, equitable, or future interest, including all property owned as a cotenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor’s own benefit. If the debtor is married, state whether husband, wife, both, or the marital community own the property by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.” If the debtor holds no interest in real property, write “None” under “Description and Location of Property.”

Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

If an entity claims to have a lien or hold a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write “None” in the column labeled “Amount of Secured Claim.” If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property Claimed as Exempt.

Description and Location of Property	Nature of Debtor’s Interest in Property	Husband, Wife, Joint, or Community	Current Value of Debtor’s Interest in Property, without Deducting any Secured Claim or Exemption	Amount of Secured Claim
approx. 20.58 acres, Altpharetta, Forsyth County, GA 30005 (book value = $2,353,751.00; tax assessed value = $1,852,200.00)	Fee simple	—	2,353,751.00	2,390,169.96

		Sub-Total >	2,353,751.00	(Total of this page	)
		Total >	2,353,751.00

0 continuation sheets attached to the Schedule of Real Property		(Report also on Summary of Schedules)

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B6B (Official Form 6B) (12/07)

In re	Buckhead Overlook, LLC,	Case No.	09-90332-MHM
Debtor

SCHEDULE B - PERSONAL PROPERTY

Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, place an “x” in the appropriate position in the column labeled “None.” If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is married, state whether husband, wife, both, or the marital community own the property by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.” If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed only in Schedule C - Property Claimed as Exempt.

Do not list interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

If the property is being held for the debtor by someone else, state that person’s name and address under “Description and Location of Property.” If the property is being held for a minor child, simply state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. § 112 and Fed. R. Bankr. P. 1007(m).

	Type of Property	N O N E	Description and Location of Property	Husband, Wife, Joint, or Community		Current Value of Debtor’s Interest in Property, without Deducting any Secured Claim or Exemption

1.	Cash on hand	X
2.	Checking, savings or other financial accounts, certificates of deposit, or shares in banks, savings and loan, thrift, building and loan, and homestead associations, or credit unions, brokerage houses, or cooperatives.	X
3.	Security deposits with public utilities, telephone companies, landlords, and others.	X
4.	Household goods and furnishings, including audio, video, and computer equipment.	X
5.	Books, pictures and other art objects, antiques, stamp, coin, record, tape, compact disc, and other collections or collectibles.	X
6.	Wearing apparel.	X
7.	Furs and jewelry.	X
8.	Firearms and sports, photographic, and other hobby equipment.	X
9.	Interests in insurance policies. Name insurance company of each policy and itemize surrender or refund value of each.	X
10.	Annuities. Itemize and name each issuer.	X

				Sub-Total >		0.00
				(Total of this page	)
2 continuation sheets attached to the Schedule of Personal Property

Copyright (c) 1996-2009 - Best Case Solutions - Evanston, IL - (800) 492-8037	Best Case Bankruptcy

B6B (Official Form 6B) (12/07) - Cont.

In re	Buckhead Overlook, LLC,	Case No.	09-90332-MHM
Debtor

SCHEDULE B - PERSONAL PROPERTY

(Continuation Sheet)

	Type of Property	N O N E	Description and Location of Property	Husband, Wife, Joint, or Community		Current Value of Debtor’s Interest in Property, without Deducting any Secured Claim or Exemption
11.	Interests in an education IRA as defined in 26 U.S.C. § 530(b)(l) or under a qualified State tuition plan as defined in 26 U.S.C. § 529(b)(l). Give particulars. (File separately the record(s) of any such interest(s). 11 U.S.C. §521 (c).)	X
12.	Interests in IRA, ERISA, Keogh, or other pension or profit sharing plans. Give particulars.	X
13.	Stock and interests in incorporated and unincorporated businesses. Itemize.	X
14.	Interests in partnerships or joint ventures. Itemize.	X
15.	Government and corporate bonds and other negotiable and nonnegotiable instruments.	X
16.	Accounts receivable.	X
17.	Alimony, maintenance, support, and property settlements to which the debtor is or may be entitled. Give particulars.	X
18.	Other liquidated debts owed to debtor including tax refunds. Give particulars.	X
19.	Equitable or future interests, life estates, and rights or powers exercisable for the benefit of the debtor other than those listed in Schedule A - Real Property.	X
20.	Contingent and noncontingent interests in estate of a decedent, death benefit plan, life insurance policy, or trust.	X
21.	Other contingent and unliquidated claims of every nature, including tax refunds, counterclaims of the debtor, and rights to setoff claims. Give estimated value of each.	X

				Sub-Total>		0.00
				(Total of this page	)

Sheet 1 of 2 continuation sheets attached to the Schedule of Personal Property

Copyright (c) 1996-2009 - Best Case Solutions - Evanston, IL - (800) 492-8037	Best Case Bankruptcy

B6B (Official Form 6B) (12/07) - Cont.

In re	Buckhead Overlook, LLC,	Case No.	09-90332-MHM
Debtor

SCHEDULE B - PERSONAL PROPERTY

(Continuation Sheet)

	Type of Property	N O N E	Description and Location of Property	Husband, Wife, Joint, or Community		Current Value of Debtor’s Interest in Property, without Deducting any Secured Claim or Exemption
22.	Patents, copyrights, and other intellectual property. Give particulars.	X
23.	Licenses, franchises, and other general intangibles. Give particulars.	X
24.	Customer lists or other compilations containing personally identifiable information (as defined in 11 U.S.C. § 101(41 A)) provided to the debtor by individuals in connection with obtaining a product or service from the debtor primarily for personal, family, or household purposes.	X
25.	Automobiles, trucks, trailers, and other vehicles and accessories.	X
26.	Boats, motors, and accessories.	X
27.	Aircraft and accessories.	X
28.	Office equipment, furnishings, and supplies.	X
29.	Machinery, fixtures, equipment, and supplies used in business.	X
30.	Inventory.	X
31.	Animals.	X
32.	Crops - growing or harvested. Give particulars.	X
33.	Farming equipment and implements.	X
34.	Farm supplies, chemicals, and feed.	X
35.	Other personal property of any kind not already listed. Itemize.	X

				Sub-Total >		0.00
				(Total of this page	)
				Total >		0.00

Sheet 2 of 2 continuation sheets attached to the Schedule of Personal Property	(Report on Summmary of Schedule)

Copyright (c) 1996-2009 - Best Case Solutions - Evanston, IL - (800) 492-8037	Best Case Bankruptcy

B6D (Official Form 6D) (12/07)

In re	Buckhead Overlook, LLC,	Case No.	09-90332-MHM
Debtor

SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and last four digits of any account number of all entities holding claims secured by property of the debtor as of the date of filing of the petition. The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, and other security interests.

List creditors in alphabetical order to the extent practicable. If a minor child is a creditor, the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m). If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an “X” in the column labeled “Codebtor”, include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an “H”, “W”, “J”, or “C” in the column labeled “Husband, Wife, Joint, or Community”.

If the claim is contingent, place an “X” in the column labeled “Contingent”. If the claim is unliquidated, place an “X” in the column labeled “Unliquidated”. If the claim is disputed, place an “X” in the column labeled “Disputed”. (You may need to place an “X” in more than one of these three columns.)

Total the columns labeled “Amount of Claim Without Deducting Value of Collateral” and “Unsecured Portion, if Any” in the boxes labeled “Total(s)” on the last sheet of the completed schedule. Report the total from the column labeled “Amount of Claim” also on the Summary of Schedules and, if the debtor is an individual with primarily consumer debts, report the total from the column labeled “Unsecured Portion” on the Statistical Summary of Certain Liabilities and Related Data.

☐	Check this box if debtor has no creditors holding secured claims to report on this Schedule D.

CREDITOR’S NAME AND MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	C O D E B T O R	Husband, Wife, Joint, or Community			C O N T I N G E N T	U N L I Q U I D A T E D	D I S P U T E D	AMOUNT OF CLAIM WITHOUT DEDUCTING VALUE OF COLLATERAL	UNSECURED PORTION, IF ANY
		H W J C	DATE CLAIM WAS INCURRED, NATURE OF LIEN, AND DESCRIPTION AND VALUE OF PROPERTY SUBJECT TO LIEN
Account No.			2008, 2009
Forsyth County Tax Commissioner 1092 Tribble Gap Rd. Cumming, GA 30040		-	property tax approx. 20.58 acres, Alpharetta, Forsyth County, GA 30005 (book value = $2,353,751.00; tax assessed value = $1,852,200.00)
			Value $	2,353,751.00				36,418.96	36,418.96
Account No.			mortgage
RBC Builder Finance Attn: Jim McDunn 301 Grant Street; Suite 4325 Pittsburgh, PA 15219	X	-	approx. 20.58 acres, Alpharetta, Forsyth County, GA 30005 (book value = $2,353,751.00; tax assessed value = $1,852,200.00)
			Value $	2,353,751.00				2,353,751.00	0.00
Account No.			additional notice address
RBC Builder Finance Attn: Legal 11011 Richmond Ave.; Suite 850 Houston, TX 77042		-
			Value $	0.00				0.00	0.00

Account No.
			Value $

				Subtotal (Total of this page)				2,390,169.96	36,418.96

				Total (Report on Summary of Schedules)				2,390,169.96	36,418.96

0 continuation sheets attached

Copyright (c) 1996-2009 - Best Case Solutions - Evanston, IL - (800) 492-8037	Best Case Bankruptcy

B6E (Official Form 6E) (12/07)

In re	Buckhead Overlook, LLC,	Case No.	09-90332-MHM
Debtor

SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

A complete list of claims entitled to priority, listed separately by type of priority, is to be set forth on the sheets provided. Only holders of unsecured claims entitied to priority should be listed in this schedule. In the boxes provided on the attached sheets, state the name, mailing address, including zip code, and last four digits of the account number, if any, of all entities holding priority claims against the debtor or the property of the debtor, as of the date of the filing of the petition. Use a separate continuation sheet for each type of priority and label each with the type of priority.

The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. If a minor child is a creditor, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. § 112 and Fed. R. Bankr. P. 1007(m).

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an “X” in the column labeled “Codebtor,” include the entity on the appropriate schedule of creditors, and complete Schedule H-Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.” If the claim is contingent, place an “X” in the column labeled “Contingent.” If the claim is unliquidated, place an “X” in the column labeled “Unliquidated.” If the claim is disputed, place an “X” in the column labeled “Disputed.” (You may need to place an “X” in more than one of these three columns.)

Report the total of claims listed on each sheet in the box labeled “Subtotals” on each sheet. Report the total of all claims listed on this Schedule E in the box labeled “Total” on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

Report the total of amounts entitled to priority listed on each sheet in the box labeled “Subtotals” on each sheet. Report the total of all amounts entitled to priority listed on this Schedule E in the box labeled “Totals” on the last sheet of the completed schedule. Individual debtors with primarily consumer debts report this total also on the Statistical Summary of Certain Liabilities and Related Data.

Report the total of amounts not entitled to priority listed on each sheet in the box labeled “Subtotals” on each sheet. Report the total of all amounts not entitled to priority listed on this Schedule E in the box labeled “Totals” on the last sheet of the completed schedule. Individual debtors with primarily consumer debts report this total also on the Statistical Summary of Certain Liabilities and Related Data.

■	Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E.

TYPES OF PRIORITY CLAIMS (Check the appropriate box(es) below if claims in that category are listed on the attached sheets)

☐	Domestic support obligations

Claims for domestic support that are owed to or recoverable by a spouse, former spouse, or child of the debtor, or the parent, legal guardian, or responsible relative of such a child, or a governmental unit to whom such a domestic support claim has been assigned to the extent provided in 11 U.S.C. § 507(a)(1).

☐	Extensions of credit in an involuntary case

Claims arising in the ordinary course of the debtor’s business or financial affairs after the commencement of the case but before the earlier of the appointment of a trustee or the order for relief. 11 U.S.C. § 507(a)(3).

☐	Wages, salaries, and commissions

Wages, salaries, and commissions, including vacation, severance, and sick leave pay owing to employees and commissions owing to qualifying independent sales representatives up to $10,950* per person earned within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. § 507(a)(4).

☐	Contributions to employee benefit plans

Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. § 507(a)(5).

☐	Certain farmers and fishermen

Claims of certain farmers and fishermen, up to $5,400* per farmer or fisherman, against the debtor, as provided in 11 U.S.C. § 507(a)(6).

☐	Deposits by individuals

Claims of individuals up to $2,425* for deposits for the purchase, lease, or rental of property or services for personal, family, or household use, that were not delivered or provided. 11 U.S.C. §507(a)(7).

☐	Taxes and certain other debts owed to governmental units

Taxes, customs duties, and penalties owing to federal, state, and local governmental units as set forth in 11 U.S.C. § 507(a)(8).

☐	Commitments to maintain the capital of an insured depository institution

Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or Board of Governors of the Federal Reserve System, or their predecessors or successors, to maintain the capital of an insured depository institution. 11 U.S.C. § 507(a)(9).

☐	Claims for death or personal injury while debtor was intoxicated

Claims for death or personal injury resulting from the operation of a motor vehicle or vessel while the debtor was intoxicated from using alcohol, a drug, or another substance. 11 U.S.C. § 507(a)(10).

*	Amounts are subject to adjustment on April 1, 2010, and every three years thereafter with respect to cases commenced on or after the date of adjustment.

0 continuation sheets attached

Copyright (c) 1996-2009 - Best Case Solutions - Evanston, IL - (800) 492-8037	Best Case Bankruptcy

B6F (Official Form 6F) (12/07)

In re	Buckhead Overlook, LLC,	Case No.	09-90332-MHM
Debtor

SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

State the name, mailing address, including zip code, and last four digits of any account number, of all entities holding unsecured claims without priority against the debtor or the property of the debtor, as of the date of filing of the petition. The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. If a minor child is a creditor, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m). Do not include claims listed in Schedules D and E. If all creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an “X” in the column labeled “Codebtor,” include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.”

If the claim is contingent, place an “X” in the column labeled “Contingent.” If the claim is unliquidated, place an “X” in the column labeled “Unliquidated.” If the claim is disputed, place an “X” in the column labeled “Disputed.” (You may need to place an “X” in more than one of these three columns.)

Report the total of all claims listed on this schedule in the box labeled “Total” on the last sheet of the completed schedule. Report this total also on the Summary of Schedules and, if the debtor is an individual with primarily consumer debts, report this total also on the Statistical Summary of Certain Liabilities and Related Data.

■	Check this box if debtor has no creditors holding unsecured claims to report on this Schedule F.

CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	C O D E B T O R	Husband, Wife, Joint, or Community		C O N T I N G E N T	U N L I Q U I D A T E D	D I S P U T E D	AMOUNT OF CLAIM
		H W J C	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE.

Account No.

Account No.

Account No.

Account No.

0 continuation sheets attached			Subtotal (Total of this page)

			Total (Report on Summary of Schedules)				0.00

Copyright (c) 1996-2009 - Best Case Solutions - Evanston, IL - (800) 492-8037	S/N:21149-091118 Best Case Bankruptcy

B6C (Official Form 6G) (12/07)

In re	Buckhead Overlook, LLC,	Case No.	09-90332-MHM
Debtor

SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES

Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests. State nature of debtor’s interest in contract, i.e., “Purchaser”, “Agent”, etc. State whether debtor is the lessor or lessee of a lease. Provide the names and complete mailing addresses of all other parties to each lease or contract described. If a minor child is a party to one of the leases or contracts, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

■	Check this box if debtor has no executory contracts or unexpired leases.

Name and Mailing Address, Including Zip Code, of Other Parties to Lease or Contract	Description of Contract or Lease and Nature of Debtor’s Interest. State whether lease is for nonresidential real property. State contract number of any government contract.

0 continuation sheets attached to Schedule of Executory Contracts and Unexpired Leases

Copyright (c) 1996-2009 - Best Case Solutions - Evanston, IL - (800) 492-8037	Best Case Bankruptcy

B6H (Official Form 6H) (12/07)

In re	Buckhead Overlook, LLC,	Case No.	09-90332-MHM
Debtor

SCHEDULE H - CODEBTORS

Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by debtor in the schedules of creditors. Include all guarantors and co-signers. If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within the eight year period immediately preceding the commencement of the case, identify the name of the debtor’s spouse and of any former spouse who resides or resided with the debtor in the community property state, commonwealth, or territory. Include all names used by the nondebtor spouse during the eight years immediately preceding the commencement of this case. If a minor child is a codebtor or a creditor, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

☐	Check this box if debtor has no codebtors.

NAME AND ADDRESS OF CODEBTOR	NAME AND ADDRESS OF CREDITOR
Andrew H. Chandler, Jr. 126 N. Rantun Court Norcross, GA 30071	RBC Builder Finance Attn: Jim McDunn 301 Grant Street; Suite 4325 Pittsburgh, PA 15219

James B. Parker 2105 Woodfalls Drive Cumming, GA 30041	RBC Builder Finance Attn: Jim McDunn 301 Grant Street; Suite 4325 Pittsburgh, PA 15219

Parker Chandler Homes, LLC 11465 Sunset Hills Road Suite 510 Reston, VA 20190	RBC Builder Finance Attn: Jim McDunn 301 Grant Street; Suite 4325 Pittsburgh, PA 15219

0 continuation sheets attached to Schedule of Codebtors

Copyright (c) 1996-2009 - Best Case Solutions - Evanston, IL - (800) 492-8037	Best Case Bankruptcy

United States Bankruptcy Court

Northern District of Georgia, Atlanta Division

In re	Buckhead Overlook, LLC	Case No.	09-90332-MHM
	Debtor(s)	Chapter	7

DISCLOSURE OF COMPENSATION OF ATTORNEY FOR DEBTOR(S)

1.	Pursuant to 11 U.S.C. § 329(a) and Bankruptcy Rule 2016(b), I certify that I am the attorney for the above-named debtor and that compensation paid to me within one year before the filing of the petition in bankruptcy, or agreed to be paid to me, for services rendered or to be rendered on behalf of the debtor(s) in contemplation of or in connection with the bankruptcy case is as follows:

For legal services, I have agreed to accept	$3,000.00
Prior to the filing of this statement I have received	$3,000.00
Balance Due	$0.00

2.	$299.00 of the filing fee has been paid.

3.	The source of the compensation paid to me was:

☐    Debtor            ¢    Other (specify): Comstock Homes of Atlanta, LLC

4.	The source of compensation to be paid to me is:

¢    Debtor            ☐    Other (specify):

5. ¢	I have not agreed to share the above-disclosed compensation with any other person unless they are members and associates of my law firm.

☐	I have agreed to share the above-disclosed compensation with a person or persons who are not members or associates of my law firm. A copy of the agreement, together with a list of the names of the people sharing in the compensation is attached.

6.	In return for the above-disclosed fee, I have agreed to render legal service for all aspects of the bankruptcy case, including:

a.	Analysis of the debtor’s financial situation, and rendering advice to the debtor in determining whether to file a petition in bankruptcy;

b.	Preparation and filing of any petition, schedules, statement of affairs and plan which may be required;

c.	Representation of the debtor at the meeting of creditors and confirmation hearing, and any adjourned hearings thereof;

d.	[Other provisions as needed]

7.	By agreement with the debtor(s), the above-disclosed fee does not include the following service:

representation of the debtor(s) in adversary proceedings.

CERTIFICATION

I certify that the foregoing is a complete statement of any agreement or arrangement for payment to me for representation of the debtor(s) in this bankruptcy proceeding.

Dated:	November 25, 2009	/s/ Paul Reece Marr
Paul Reece Marr
Paul Reece Marr, P.C.
Suite 960
300 Galleria Parkway
Atlanta, GA 30339
(770) 984-2255
pmarr@mindspring.com

Software Copyright (c) 1996-2009 Best Case Solutions - Evanston, IL - (800) 492-8037	Best Case Bankruptcy

B6 Summary (Official Form 6 - Summary) (12/07)

United States Bankruptcy Court

Northern District of Georgia, Atlanta Division

In re	Buckhead Overlook, LLC,	Case No.	09-90332-MHM
	Debtor	Chapter	7

SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached and state the number of pages in each. Report the totals from Schedules A, B, D, E, F, I, and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor’s assets. Add the amounts of all claims from Schedules D, E, and F to determine the total amount of the debtor’s liabilities. Individual debtors must also complete the “Statistical Summary of Certain Liabilities and Related Data” if they file a case under chapter 7, 11, or 13.

NAME OF SCHEDULE	ATTACHED (YES/NO)	NO. OF SHEETS	ASSETS	LIABILITIES	OTHER
A - Real Property	Yes	1	2,353,751.00
B - Personal Property	Yes	3	0.00
C - Property Claimed as Exempt	No	0
D - Creditors Holding Secured Claims	Yes	1		2,390,169.96
E - Creditors Holding Unsecured Priority Claims (Total of Claims on Schedule E)	Yes	1		0.00
F - Creditors Holding Unsecured Nonpriority Claims	Yes	1		0.00
G - Executory Contracts and Unexpired Leases	Yes	1
H - Codebtors	Yes	1
I - Current Income of Individual Debtor(s)	No	0			N/A
J - Current Expenditures of Individual Debtors)	No	0			N/A

Total Number of Sheets of ALL Schedules		9

Total Assets			2,353,751.00

Total Liabilities				2,390,169.96

Copyright (c) 1996-2009 - Best Case Solutions - Evanston, IL - (800) 492-8037	Best Case Bankruptcy

Form 6 - Statistical Summary (12/07)

United States Bankruptcy Court

Northern District of Georgia, Atlanta Division

In re	Buckhead Overlook, LLC,	Case No.	09-90332-MHM
	Debtor	Chapter	7

STATISTICAL SUMMARY OF CERTAIN LIABILITIES AND RELATED DATA (28 U.S.C. § 159)

If you are an individual debtor whose debts are primarily consumer debts, as defined in § 101(8) of the Bankruptcy Code (11 U.S.C.§ 101(8)), filing a case under chapter 7, 11 or 13, you must report all information requested below.

☐	Check this box if you are an individual debtor whose debts are NOT primarily consumer debts. You are not required to report any information here.

This information is for statistical purposes only under 28 U.S.C. § 159.

Summarize the following types of liabilities, as reported in the Schedules, and total them.

Type of Liability	Amount
Domestic Support Obligations (from Schedule E)
Taxes and Certain Other Debts Owed to Governmental Units (from Schedule E)
Claims for Death or Personal Injury While Debtor Was Intoxicated (from Schedule E) (whether disputed or undisputed)
Student Loan Obligations (from Schedule F)
Domestic Support, Separation Agreement, and Divorce Decree Obligations Not Reported on Schedule E
Obligations to Pension or Profit-Sharing, and Other Similar Obligations (from Schedule F)
TOTAL

State the following:
Average Income (from Schedule 1, Line 16)
Average Expenses (from Schedule J, Line 18)
Current Monthly Income (from Form 22A Line 12; OR, Form 22B Line 11; OR, Form 22C Line 20 )

State the following:
1. Total from Schedule D, “UNSECURED PORTION, IF ANY” column
2. Total from Schedule E, “AMOUNT ENTITLED TO PRIORITY” column
3. Total from Schedule E, “AMOUNT NOT ENTITLED TO PRIORITY, IF ANY” column
4. Total from Schedule F
5. Total of non-priority unsecured debt (sum of 1, 3, and 4)

Copyright (c) 1996-2009 - Best Case Solutions - Evanston, IL - (800) 492-8037	Best Case Bankruptcy

B6 Declaration (Official Form 6 - Declaration). (12/07)

United States Bankruptcy Court

Northern District of Georgia, Atlanta Division

In re	Buckhead Overlook, LLC	Case No.	09-90332-MHM
	Debtor(s)	Chapter	7

DECLARATION CONCERNING DEBTORS SCHEDULES

DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF CORPORATION OR PARTNERSHIP

I, the C.E.O. of Comstock Homebuilding Companies, Inc., its Manager of the corporation named as debtor in this case, declare under penalty of perjury that I have read the foregoing summary and schedules, consisting of 11 sheets, and that they are true and correct to the best of my knowledge, information, and belief.

Date	November 25, 2009	Signature	/s/ Christopher Clemente
Christopher Clemente
C.E.O. of Comstock Homebuilding Companies, Inc., its Manager

Penalty for making a false statement or concealing property: Fine of up to $500,000 or imprisonment for up to 5 years or both.

18 U.S.C. §§ 152 and 3571.

Software Copyright (c) 1996-2009 Best Case Solutions, Inc. - Evanston, IL - (800) 492-8037	Best Case Bankruptcy

United States Bankruptcy Court

Northern District of Georgia, Atlanta Division

In re	Buckhead Overlook, LLC	Case No.	09-90332-MHM
	Debtor(s)	Chapter	7

CORPORATE OWNERSHIP STATEMENT (RULE 7007.1)

Pursuant to Federal Rule of Bankruptcy Procedure 7007.1 and to enable the Judges to evaluate possible disqualification or recusal, the undersigned counsel for Buckhead Overlook, LLC in the above captioned action, certifies that the following is a (are) corporation(s), other than the debtor or a governmental unit, that directly or indirectly own(s) 10% or more of any class of the corporation’s(s’) equity interests, or states that there are no entities to report under FRBP 7007.1:

Comstock Homebuilding

Companies, Inc.

11465 Sunset Hills Rd; Ste 500

Reston.VA 20190

☐  None [Check if applicable]

November 25, 2009	/s/ Paul Reece Marr
Date	Paul Reece Marr
Signature of Attorney or Litigant
Counsel for Buckhead Overlook, LLC
Paul Reece Marr, P.C.
Suite 960
300 Galleria Parkway
Atlanta, GA 30339
(770) 984-2255
pmarr@mindspring.com

Software Copyright (c) 1996-2009 Best Case Solutions, Inc. - Evanston, IL - (800) 492-8037	Best Case Bankruptcy

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF GEORGIA

ATLANTA DIVISION

In re:	:	Case No. 09-90332-MHM
:
BUCKHEAD OVERLOOK, LLC,	:	Chapter 7
:
Debtor.	:
:

CERTIFICATE OF SERVICE

I, Paul Reece Marr, certify that I am over the age of 18 and that on the below referenced date I served a copy of the attached STATEMENT OF FINANCIAL AFFAIRS AND SCHEDULES by first class U.S. Mail, with adequate postage prepaid on the following persons or entities at the addresses stated on the attached list:

Martha A. Miller

Martha A. Miller, PC

229 Peachtree Street, NE

Suite 2415

Atlanta, GA 30303

This the 25th day of November, 2009.

/s/ Paul Reece Marr
Paul Reece Marr

Paul Reece Marr, P.C.

300 Galleria Pkwy; Ste 960

Atlanta, GA 30339

770/984-2255